                                                                  EXHIBIT 10.33


                                 AMENDMENT NO. 1
                                       TO
                             NOTE PURCHASE AGREEMENT


         This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated as of August 12, 2002, is made by and among each of QUANTA SERVICES, INC., a Delaware corporation (the "Company") and each of the institutions listed on Annex 1 hereto (such institutions being collectively referred to as the "Noteholders").

                                   BACKGROUND

         1. The Company and certain of the Noteholders are parties to that certain Note Purchase Agreement (the "Original Note Purchase Agreement"), dated as of March 1, 2000, that provides, among other things, for the sale by the Company and the purchase by certain of the Noteholders of up to (a) Seventy-Three Million Dollars ($73,000,000) in aggregate principal amount of the Company's 8.46% Series 2000-A Senior Secured Notes, Tranche 1, due March 1, 2005 (the "Series A-1 Notes"), (b) Forty-One Million Five Hundred Thousand Dollars ($41,500,000) in aggregate principal amount of the Company's 8.55% Series 2000-A Senior Secured Notes, Tranche 2, due March 1, 2007 (the "Series A-2 Notes") and
(c) Thirty-Five Million Five Hundred Thousand Dollars ($35,500,000) in aggregate principal amount of the Company's 8.61% Series 2000-A Senior Secured Notes, Tranche 3, due March 1, 2010 (the "Series A-3 Notes" and, collectively with the Series A-1 Notes and the Series A-2 Notes, the "Series A Notes"). All of the Series A Notes are currently outstanding.

         2. The Original Note Purchase Agreement has been supplemented in certain respects pursuant to a First Supplement to Note Purchase Agreement (the "First Supplement" and, together with the Original Note Purchase Agreement, the "Existing Note Purchase Agreement"), dated as of September 1, 2000, by and among the Company and certain of the Noteholders, that provides, among other things, for the sale by the Company and the purchase by certain of the Noteholders of up to (a) Thirty Million Dollars ($30,000,000) in aggregate principal amount of the Company's 8.01% Series 2000-B Senior Secured Notes, Tranche 1, due September 1, 2005 (the "Series B-1 Notes"), (b) Five Million Dollars ($5,000,000) in aggregate principal amount of the Company's 8.06% Series 2000-B Senior Secured Notes, Tranche 2, due September 1, 2006 (the "Series B-2 Notes") and (c) Twenty-Five Million Dollars ($25,000,000) in aggregate principal amount of the Company's 8.29% Series 2000-B Senior Secured Notes, Tranche 3, due September 1, 2010 (the "Series B-3 Notes" and, collectively with the Series B-1 Notes and the Series B-2 Notes, the "Series B Notes" and the Series B Notes, together with the Series A Notes, the "Notes"). All of the Series B Notes are currently outstanding.

         3. The Company has requested of the Noteholders that the Existing Note Purchase Agreement and the Notes be amended to the effect and as set forth in this Amendment.

         NOW, THEREFORE, in order to induce the Noteholders to amend the Existing Note Purchase Agreement and the Notes and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company agrees with the Noteholders as follows:

SECTION 1. DEFINED TERMS.

         All capitalized terms used, but not specifically defined, in this Amendment have the respective meanings assigned to them in the Existing Note Purchase Agreement.

SECTION 2. WARRANTIES AND REPRESENTATIONS.

         The Company warrants and represents to each Noteholder that as of the date of this Amendment and as of the Effective Date (as defined in Section 3):

         2.1 CORPORATE ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to transact the business it transacts and proposes to transact, to execute and deliver this Amendment and to perform the provisions hereof.

         2.2 NO MATERIAL ADVERSE CHANGE. Since December 31, 2001, except as disclosed in writing to the Noteholders, there has been no change in the business, operations, affairs, financial condition, assets or properties of the Company except for

                  (a) changes in general, economic, market and industry conditions that are generally applicable to the Company and all other Persons that are in the same or similar businesses as the Company and are similarly situated, and

                  (b) changes in the ordinary course of business,

that in the aggregate for all such changes, could not reasonably be expected to have a Material Adverse Effect.

         2.3 FULL DISCLOSURE. Each written statement and all written materials furnished by, or on behalf of, the Company to the Noteholders pursuant to Sections 7.1 and 7.2 of the Existing Note Purchase Agreement, taken as a whole, and each written statement and all written materials furnished by, or on behalf of, the Company to the Noteholders in connection with this Amendment, taken as a whole, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading in light of the circumstances made. There is no fact known to the Company which the Company has not disclosed to the Noteholders in writing which could reasonably be expected to have a Material Adverse Effect.

         2.4 TRANSACTION IS LEGAL AND AUTHORIZED. The execution and delivery of this Amendment by the Company, the consummation of each of the transactions contemplated by this Amendment and the compliance by the Company with all the provisions of this Amendment:

                  (a) are within the corporate powers of the Company;

                  (b) are in compliance with applicable law;

                  (c) do not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Company under the


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
provisions of, any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company; and

                  (d) do not conflict with, result in any material breach of any of the provisions of, constitute a material default under, or result in the creation of any Lien not permitted by Section 10.5 of the Existing Note Purchase Agreement upon any property of the Company under the provisions of, any agreement, indenture, charter instrument, bylaw or other constitutive document or instrument to which it is a party or by which it or any of its property is bound.

         2.5 AMENDMENT IS ENFORCEABLE. This Amendment is a legal, valid and binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally and the application of general equitable principles.

         2.6 NO DEFAULTS. The Company is not in violation in any respect of any term in any agreement or other instrument to which it is a party or by which it or any of its property may be bound, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.7 PENDING LITIGATION.

                  (a) There are no proceedings, actions or investigations pending, or to the knowledge of the Company, threatened against or affecting the Company in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect.

                  (b) The Company is not in default with respect to any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate for all such defaults, could reasonably be expected to have a Material Adverse Effect.

         2.8 COMPLIANCE WITH LAW. The Company is not in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.9 NO DEFAULTS. After giving effect to this Amendment, no Default or Event of Default will exist.

SECTION 3. CONDITIONS PRECEDENT.

         This Amendment shall have no effect until all of the following conditions precedent shall have been fulfilled (such time of effectiveness being herein referred to as the "Effective Date"):

                  (a) WARRANTIES AND REPRESENTATIONS TRUE. After giving effect to this Amendment, the warranties and representations set forth in the Existing Note Purchase Agreement and in Section 2


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
         to this Amendment shall be true in all material respects (unless specifically limited to an earlier date, in which case, such representations and warranties were true as of such date).

                  (b) NO PROHIBITED ACTION. No Default or Event of Default shall exist after giving effect to, the consummation of the transactions contemplated by this Amendment.

                  (c) CONSENT OF REQUIRED HOLDERS. The Company and the Required Holders shall have executed this Amendment.

                  (d) OPINIONS OF COUNSEL. The Noteholders shall have received legal opinions from General Counsel and special counsel to Company and the Guarantors, in form and substance satisfactory to them.

                  (e) AMENDMENT OF BANK CREDIT AGREEMENT. An Eighth Amendment to the Third Amended and Restated Secured Credit Agreement among the Company, as Borrower, the Financial Institutions party thereto, as Lenders, Bank of America, N.A., as Administrative Agent, and the other agents named therein (as amended, the "Bank Credit Agreement") shall have been entered into by the Company and the Majority Lenders (as such term is defined in the Bank Credit Agreement), shall contain terms satisfactory to the Noteholders, and shall be in full force and effect, subject only to the effectiveness of this Amendment.

                  (f) COMPLIANCE CERTIFICATES. The Secretary or Assistant Secretary and the President or the Vice President of the Company and each Guarantor shall have delivered to each Noteholder a certificate, dated the date hereof, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Amendment or its consent, as applicable, containing substantially the substance of Attachment A hereto.

                  (g) PAYMENT OF NOTEHOLDER FEES AND EXPENSES. The Company shall have paid all fees and expenses of the Noteholders incurred in connection with this Amendment for which invoices have been delivered, including the fees and expenses of Bingham McCutchen LLP and Chapman & Cutler.

                  (h) GUARANTORS' CONSENT. The Guarantors shall have executed and delivered the Consent attached hereto as Attachment B.

                  (i) PAYMENT OF AMENDMENT FEE. The Company shall have paid each Noteholder an amendment fee equal to 0.375% of the aggregate outstanding principal amount of the Notes held by such Noteholder.

                  (j) PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Amendment and the transactions contemplated hereby shall be satisfactory to the Noteholders and their special counsel; and the Noteholders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection with the execution and delivery of this Amendment.


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

SECTION 4. AFFIRMATIVE COVENANTS

         4.1 COLLATERAL REVIEW. Within sixty (60) days of the Effective Date, the Noteholders shall select a nationally recognized accounting firm (the "Financial Advisor") to perform a review of the Company's finances including, without limitation, a review of the Collateral and an examination of the Company's and its Subsidiaries' accounts receivable, work-in-process, backlog and other matters reasonably requested by the Noteholders. The Company shall pay all reasonable fees and expenses of the Financial Advisor.

         4.2 REAL ESTATE COLLATERAL. Without limiting the terms, covenants, conditions or other obligations set forth in Section 9.6 of the Existing Note Purchase Agreement, within sixty (60) days of the Effective Date, the Company shall, and shall cause its Subsidiaries to, execute and deliver mortgages or deeds or trust, as applicable, and in form and substance satisfactory to the Required Holders, granting to the Collateral Agent for the benefit of the Bank Lenders and the Noteholders, a first priority Lien upon, and security interest in, the real property owned by the following Subsidiaries:

                  (i)      Dillard Smith Construction Company,

                  (ii)     Golden State Utility Co.,

                  (iii)    H.L. Chapman Pipeline Construction, Inc.,

                  (iv)     Mears Group, Inc.

                  (v)      North Houston Pole Line, L.P.,

                  (vi)     PAR Electrical Contractors, Inc.

                  (vii)    Potelco, Inc.,

                  (viii)   R.A. Waffensmith & Company, Inc.

                  (ix)     Sumter Utilities, Inc.

                  (x)      Underground Construction Co., Inc.

Such property shall be subject to no other Liens than Liens permitted by Section
10.5 of the Existing Note Purchase Agreement. In addition, the Company shall, at its sole cost and expense, deliver such surveys, mortgagee title policies, environmental assessment reports, evidence of insurance from an insurer acceptable to the Required Holders naming the Collateral Agent (as such term is defined in the Intercreditor Agreement) as "loss payee" and "additional insured", as the case may be, and other related documents reasonably requested by the Required Holders, in each case in form and substance satisfactory to the Required Holders.

         4.3 NOTICE OF INTEREST RATE CHANGES. Within sixty (60) days after the end of each quarterly fiscal period in each fiscal year, the Company shall provide each Noteholder with a calculation of the Applicable Margin for such quarterly fiscal period, which, in the case of the first three fiscal quarters of each


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
fiscal year, may be included in the compliance certificate required by Section 7.2(a) of the Existing Note Purchase Agreement.

         4.4 SPECIAL PREPAYMENT OF PRINCIPAL. Promptly after the receipt thereof, the Company shall apply:

                  (a) one hundred percent (100%) of the net proceeds from collections of that portion of any accounts receivable owed by account debtors previously specified in writing to the Noteholders that have been written off as doubtful of collection and which are included in the definition of "Permitted Charges", and

                  (b) one hundred percent (100%) of the net proceeds of asset sales made pursuant to Section 10.7(d) or Section 10.7(e),

         in each case, to prepayment of the principal amount of the Notes and the Debt under the Bank Credit Agreement, pro-rata, based upon the Bank Lenders' (as such term is defined in the Bank Credit Agreement) Commitment Amount at such time and the aggregate outstanding principal amount of the Notes at such time. Modified Make-Whole Amount shall be due and payable, from such proceeds, with respect to any such prepayment of Notes under this Section 4.4. Amounts paid to the Noteholders pursuant to this Section 4.4 shall be applied first to the applicable Modified Make-Whole Amount and the remainder to the principal amount of the Notes. For purposes of this Section 4.4, "net proceeds" shall mean all proceeds of such sale or other disposition net of usual and customary transaction costs and expenses actually incurred in connection with such sale or disposition.

SECTION 5. AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT.

         5.1 The definition of "Change of Control" contained in Section 8.7(h) of the Existing Note Purchase Agreement is hereby amended by adding the following after "directors" appearing in the eighth line thereof:

                  "; or, individuals who on June 14, 1999, constituted the Company's Board of Directors, or their approved successors, cease for any reason to constitute at least a majority of the Company's Board of Directors. An approved successor is a new director elected when the election or nomination for the election by the Company's stockholders of such new director was approved by a vote of at least two-thirds of the directors then still in office who were directors on June 14, 1999, or their approved successors."

         5.2 Article 9 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 9.7:

                  "9.7. Maintenance of Most Favored Lender Status. The Company hereby acknowledges and agrees that if, on or before June 30, 2004, the Company shall enter into any agreement or amendment with any lender or holder of its Funded Debt which provides, for the benefit of any such lender or holder, any covenant that is in addition to, or more favorable to such Person than, the covenants contained in this Agreement, then, and in each and any such event, the covenants in this Agreement shall be, and shall be deemed to be, without any further action on the


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
         part of the Company or any other Person being necessary or required, amended to afford the holders of the Notes the same benefits and rights with respect to such matters as such agreements or amendments provide to any such other lender or holder. In addition, if, on or before June 30, 2004, the Company amends the Bank Credit Agreement to increase the Applicable Margin paid to the Bank Lenders thereunder, the Company will execute and deliver to the Noteholders an amendment to this Agreement to provide the Noteholders a corresponding increase in the Applicable Margin. The Company will promptly deliver to each holder of Notes a copy of each such agreement or amendment entered into after the date hereof. Without limiting the effectiveness of the first sentence of this Section 9.7, the Company agrees, no later than thirty (30) days following the date of such agreement or amendment, to enter into such documentation as the Required Holders may reasonably request to evidence the amendments provided for in this Section 9.7."

         5.3 Section 10.1 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.1 Minimum Consolidated Net Worth. Prior to June 30, 2004, the Company will maintain a minimum Consolidated Net Worth of not less than an amount equal to the sum of (a) 90% of Consolidated Net Worth as of June 30, 2002 (determined without giving effect to any adjustments made in accordance with FAS 142), plus (b) for each fiscal quarter ended prior to (but not on) such date of determination, commencing with the fiscal quarter ended June 30, 2002, the sum of (i) an amount equal to 75% of Consolidated Net Income for such fiscal quarter, if positive, plus (ii) an amount equal to 100% of the amount of any equity issuance by the Company, including equity issued in a secondary offering or equity issued to acquire another entity in an Acquisition, minus (iii) any distributions to shareholders of any Subchapter S corporation acquired in an Acquisition as a result of operations of such corporation prior to the closing of the Acquisition, minus (iv) Permitted Charges referenced in clauses (a) and (b) of such definition which are applicable to such period, and minus (v) charges taken in accordance with FAS 142 in conformity with GAAP at any time during the period from June 30, 2002 to and including June 30, 2004, which do not exceed $800,000,000 in the aggregate. Increases in Consolidated Net Worth required after June 30, 2002 shall be appropriately adjusted to eliminate any adverse effects on the Consolidated Net Worth of the Company occasioned by the expensing of Modified Make-Whole Amounts paid pursuant to Section 4.4 of Amendment No. 1. The calculation of Consolidated Net Worth under this Section
         10.1 shall not take into consideration the non-cash charges related to the Company's stock option program or stock compensation plan required to be taken pursuant to GAAP". Subsequent to June 30, 2004, the foregoing provisions of this Section 10.1 shall continue to be applicable in all respects except that the percentage of Consolidated Net Income required to be added each quarter shall be reduced from 75% to 50%.

         5.4 Section 10.2 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.2. Limitation on Consolidated Debt. The Company will not, as of the final day of any period of four consecutive fiscal quarters of the Company ending at any time during any period specified below, permit the ratio of Funded Debt at such time to EBITDA for the


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
         trailing four quarter period (in each case for the Company and its Subsidiaries on a consolidated basis) to be greater than the ratio set forth below opposite such period:

PERIOD                                                           RATIO
------                                                           -----
June 30, 2002                                                    3.50 to 1.00
July 1, 2002 through September 30, 2002                          4.30 to 1.00
October 1, 2002 through December 31, 2002                        4.40 to 1.00
January 1, 2003 through March 31, 2003                           4.50 to 1.00
April 1, 2003 through June 30, 2003                              4.10 to 1.00
July 1, 2003 through September 30, 2003                          4.00 to 1.00
October 1, 2003 and at all times thereafter                      3.50 to 1.00"


         5.5 Section 10.4 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.4. Minimum Interest Coverage Ratio. The Company will not, for any period of four consecutive fiscal quarters of the Company ending at any time during any period specified below, permit the Minimum Interest Coverage Ratio to be less than the ratio set forth below opposite such period:

PERIOD                                                           RATIO
------                                                           -----
June 30, 2002                                                    3.00 to 1.00
July 1, 2002 through September 30, 2002                          2.40 to 1.00
October 1, 2002 through December 31, 2002                        2.00 to 1.00
January 1, 2003 through March 31, 2003                           1.70 to 1.00
April 1, 2003 through June 30, 2003                              1.90 to 1.00
July 1, 2003 through September 30, 2003                          2.10 to 1.00
October 1, 2003 through June 30, 2004                            2.30 to 1.00
July 1, 2004 and at all times thereafter                         2.50 to 1.00"


         5.6 Section 10.7 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.7. Sale of Assets. The Company will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any of the assets of the Company and its Subsidiaries; except for:

                  (a) transfers of inventory in the ordinary course of business;

                  (b) retirement or replacement of assets (with assets of equal or greater value) in the ordinary course of business;


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                  (c) transfers of any assets (i) to a non-domestic Subsidiary of the Company not to exceed $5,000,000 in the aggregate; and
                  (ii) among the Company and any of its domestic subsidiaries.

                  (d) sales, transfers or conveyances of accounts receivable for fair and adequate consideration and for cash; provided that all proceeds from the sale, transfer or conveyance of such assets are applied in accordance with Section 4.4 of Amendment No. 1; and

                  (e) dispositions which generate net proceeds of up to (i) $50,000,000 in the aggregate during the period from the Effective Date through June 14, 2004, and (ii) $50,000,000 in any period of twelve (12) consecutive months during the period from June 15, 2004, through September 1, 2010; provided that the aggregate net proceeds generated by asset dispositions during the period June 15, 2004 through September 1, 2010 shall not exceed $150,000,000; and provided further that one hundred percent (100%) of all such proceeds received on and after the Effective Date shall be applied in accordance with
                  Section 4.4 of Amendment No. 1."

         5.7 Section 10.9 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.9. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate. Notwithstanding anything in this Section 10.9 to the contrary, neither the Company nor any of its Subsidiaries shall, at any time, make or have outstanding any loans or advances to any employee, stockholder, officer or director of the Company or any of its Subsidiaries, except loans and advances which do not at any time aggregate more than $2,000,000 at any time outstanding prior to June 30, 2004, and more than $5,000,000 at any time outstanding thereafter and which are made in compliance with all applicable laws and regulations.

         5.8 Article 10 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 10.11:


                  "Section 10.11. Maximum Senior Debt to EBITDA. The Company will not, as of the final day of any period of four consecutive fiscal quarters of the Company ending at any time during any period specified below, permit the ratio of Senior Debt at such time to EBITDA for the trailing four quarter period (in each for the Company and its Subsidiaries on a consolidated basis) to be greater than the ratio set forth below opposite such period:


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

PERIOD                                                           RATIO
------                                                           -----
June 30, 2002                                                    3.00 to 1.00
July 1, 2002 through March 31, 2003                              3.10 to 1.00
April 1, 2003 through June 30, 2003                              2.80 to 1.00
July 1, 2003 through September 30, 2003                          2.75 to 1.00
October 1, 2003 through June 30, 2004                            2.50 to 1.00
July 1, 2004 and thereafter                                      2.75 to 1.00"

         5.9 Article 10 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 10.12:

                  "Section 10.12. Minimum Asset Coverage. The Company will not, on the final day of any month ending during any period specified below, permit the Minimum Asset Coverage Ratio to be less than the ratio set forth below opposite such period:

PERIOD                                                           RATIO
------                                                           -----
Effective Date through December 31, 2002                         1.55 to 1.00
January 1, 2003 through June 30, 2004                            1.65 to 1.00
July 1, 2004 and thereafter                                      1.50 to 1.00"

         5.10 Article 10 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 10.13:

                  "Section 10.13. Limitation on Acquisitions. Neither the Company nor any Subsidiary shall make an Acquisition prior to January 1, 2005."

         5.11 Article 10 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 10.14:

                  "Section 10.14. Limitation on Restricted Payments. The Company shall make no Restricted Payment prior to September 21, 2005 other than required dividends in respect of currently outstanding Preferred Stock, not to exceed $1,000,000 in any year. Thereafter, the Company may make aggregate Restricted Payments each year of up to $3,000,000, and may make Restricted Payments in excess of $3,000,000 in any year to the extent that the aggregate amount of such payments in excess of $3,000,000 made after September 21, 2005, does not at any time exceed the sum of (i) 50% of Consolidated Net Income generated, plus (ii) 50% of the net proceeds received by the Company from sales of its equity securities, in each case subsequent to December 31, 2003, plus (iii) $10,000,000. Anything to the contrary in the foregoing notwithstanding, the Company shall make no Restricted Payment at any time if a Default or Event of Default exists or would exist after giving effect to such payment."

         5.12 Article 10 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 10.15:


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                  "Section 10.15. Capital Expenditures Limitation. (a) Neither the Company nor any of its Subsidiaries shall make or commit to make Capital Expenditures greater than (i) for fiscal year 2002, $60,000,000, (ii) for fiscal year 2003 and 2004,
                  $50,000,000 and (iii) for each fiscal year thereafter, $85,000,000. No portion of any annual limit may be carried forward to a subsequent fiscal year.

                           (b) In addition to the annual limits under subsection
                  (a) of this Section 10.15, if the Company executes an eligible contract, then the Company may make Capital Expenditures in respect of such contract in an amount equal to the lesser of
                  (i) the actual amount required by such contract, and (ii) $15,000,000, provided that, (A) in respect of each such contract, Capital Expenditures not made within 12 months after the date of such contract shall be applied against the annual limits under subsection (a) of this Section 10.15, and (B) the amount of Capital Expenditures under this Section 10.15(b) for all such contracts may not, in the aggregate, exceed $15,000,000 in any fiscal year. Upon execution of each eligible contract, the Company shall promptly deliver a copy of such contract to each Noteholder, together with a summary of the Capital Expenditures required by such contract in form and detail acceptable to the Noteholders. As used in this
                  Section 10.15(b), "eligible contract" means, a utility outsourcing contract with revenues to the Company of at least $75,000,000 during any 12 consecutive month period prior to 18 months after execution of such contract."

         5.13 Article 10 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 10.16:

                  "Section 10.16. Additional Indebtedness. Prior to June 30, 2004 or any refinancing of the Bank Credit Agreement existing on the date of Amendment No. 1, the Company and its Subsidiaries shall not incur, assume or suffer to exist any Debt (including, without limitation, any Guaranty), except Debt permitted by Section 6.14 of the Bank Credit Agreement as in effect on the Effective Date.

         5.14 Schedule B of the Existing Note Purchase Agreement is hereby amended by deleting the definitions of "Enron Subordinated Debt", "Interest Charges Coverage Ratio" and "Management Fees" set forth therein, and adding the following definitions in their appropriate alphabetical order as follows:

                  "ACQUISITION" means a direct or indirect purchase by the Company or any of its Subsidiaries for cash, stock or other securities or property, whether in one or more related transactions, of all or substantially all of the assets, or more than 50% of voting securities or other equity interests, of a Person or a division, group or other business unit of a Person. Mergers and consolidations among any one or more of the Company and its Subsidiaries permitted by Section 10.6 of this Agreement shall not be considered an Acquisition."

                  "AMENDMENT NO. 1" means that certain Amendment No. 1 to this Note Purchase Agreement, dated as of August 12, 2002."


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                  "APPLICABLE MARGIN" means, during any fiscal quarter with respect to which the Company's ratio of Funded Debt to EBITDA is (a) less than 2.00, .25%; (b) equal to or greater than 2.00 but less than or equal to 2.50, .50%; (c) more than 2.50 and equal to or less than 3.00, .75%, (d) more than 3.00 and equal to or less than 3.50, 1.00%, and (e) greater than 3.50, 1.50%; provided, however, that the Applicable Margin for the period commencing on the Effective Date and ending September 30, 2002 shall be 1.50%. If at June 30, 2004 or any time thereafter, the ratio measured by Section 10.2 has been 2.5 or less for four consecutive quarters, the Applicable Margin shall at all times thereafter be zero percent (0%)".

                  "BASE RATE" means, the Series A-1 Base Rate, Series A-2 Base Rate, Series A-3 Base Rate, Series B-1 Base Rate, Series B-2 Base Rate or the Series B-3 Base Rate, as applicable."

                  "CAPITAL EXPENDITURES" means, for any period, the sum, without duplication, of all expenditures of the Company and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, are required to be classified as capital expenditures, in each case excluding all such expenditures incurred by any entity or business acquired in an Acquisition prior to the date of such Acquisition."

                  "COMMITMENT AMOUNT" has the meaning ascribed to such term in the Bank Credit Agreement.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense of the Company and its Subsidiaries on a consolidated basis for such period in connection with Debt (including, without limitation, Make-Whole Amount or Modified Make-Whole Amount, as applicable, paid in connection with the prepayment of the Notes), determined in accordance with GAAP.

                  "CONSOLIDATED NET ACCOUNTS" means, as of any date of determination, accounts receivable set out in the consolidated balance sheet of the Company and its Subsidiaries as accounts receivable, net of allowances, and in each case, as determined in accordance with GAAP."

                  "CONSOLIDATED NET ASSETS" means, as of any date of determination, the sum of (a) Consolidated Net Accounts, plus (b) Consolidated Net PP&E."

                  "CONSOLIDATED NET PP&E" means, as of any date of determination, the difference of (a) total property, plant and equipment of the Company and its Subsidiaries set out in the consolidated balance sheet of the Company and its Subsidiaries, minus
         (b) accumulated depreciation expense attributed to such items, set out in the consolidated balance sheet of the Company and its Subsidiaries as "property and equipment, net", and in each case, as determined in accordance with GAAP."

                  "CONSOLIDATED NET WORTH" means the consolidated stockholder's equity of the Company and its Subsidiaries, as determined in accordance with GAAP.


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                  "EBIT" means, for any period, on a trailing four fiscal quarter basis, the sum of Consolidated Net Income plus, without duplication, each of the following to the extent actually deducted in determining Consolidated Net Income: (a) Consolidated Interest Expense;
         (b) provisions for taxes based on income or revenues; (c) provisions made in accordance with FAS 142 which, together with all other charges theretofore taken in connection with FAS 142, do not exceed $800,000,000 in the aggregate; (d) to the extent applicable, Permitted Charges; and (e) non-cash charges related to the Company's stock option program or stock compensation plan as required to be taken pursuant to GAAP, in each case calculated on a consolidated basis for the Company and its Subsidiaries and as determined in accordance with GAAP."

                  "EBITDA" means, for any period, on a trailing four fiscal quarter basis (using the historical financial results of any business acquired in an Acquisition through the Effective Date, to the extent applicable, all on a pro forma basis, consistent with SEC regulations), the sum of Consolidated Net Income plus, without duplication, each of the following to the extent actually deducted in determining Consolidated Net Income: (a) Consolidated Interest Expense; (b) provisions for taxes based on income or revenues; (c) the amount of all depreciation and amortization expense deducted in determining Consolidated Net Income; (d) charges taken in accordance with FAS 142 which, together with all other charges theretofore taken in connection with FAS 142, do not exceed $800 million in the aggregate; (e) without duplication, Permitted Charges; and (f) without duplication, Non-Cash Charges, all calculated on a consolidated basis for the Company and its Subsidiaries and as determined in accordance with GAAP. Upon the consummation of any Acquisition after the Effective Date, EBITDA may be calculated, subject to the immediately following sentence, using a calculation which (y) includes the historical financial results of the acquired business on a pro forma trailing four fiscal quarter basis (consistent with SEC regulations), and (z) assumes that the consummation of such Acquisition (and the incurrence, refinancing, or assumption of any Debt in connection with such Acquisition) occurred on the first day of the trailing four fiscal quarter period. The foregoing adjustment to EBITDA to take into account an Acquisition may only be made if the balance sheet and statements of income, retained earnings, and cash flows of the acquired Person (or the Person from whom the assets, securities or other equity interests were acquired), are in compliance with SEC regulations and requirements regarding the preparation and presentation of historical financial information and pro forma financial information."

                  "FAS 142" means SFAS No. 142 "Goodwill and other Intangible Assets" promulgated by the Financial Accounting Standards Board in July 2001.

                  "FUNDED DEBT" means, as of any date of determination, the sum, without duplication, of the following for the Company and its
         Subsidiaries: (i) Debt for borrowed money, all obligations evidenced by bonds, debentures, notes or similar instruments, and purchase money obligations which in accordance with GAAP would be shown on the consolidated balance sheet of the Company as a liability, (ii) all LC Obligations (as such term is defined in the Bank Credit Agreement), and all reimbursement obligations relative to the face amount of all other letters of credit issued for the account of the Company or any of its Subsidiaries, and (iii) all Capital Lease Obligations.


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                  "INTEREST RATE PROTECTION AGREEMENT" means any hedge, swap, exchange, forward, future collar or cap arrangements, fixed price agreements or other agreements or arrangements designed to protect against fluctuations in interest rates.

                  "MINIMUM ASSET COVERAGE RATIO" means, when determined, the ratio of (a) Consolidated Net Assets, to (b) Senior Debt."

                  "MINIMUM INTEREST COVERAGE RATIO" means, for any period, on a trailing four fiscal quarter basis, the ratio of (a) EBIT, to (b) the sum of Consolidated Interest Expense (excluding any Make-Whole Amount or Modified Make-Whole Amount, as applicable, paid in connection with asset sales which result in a mandatory prepayment on the Senior Notes), plus the amount of any dividend or distribution recognized in respect of the Preferred Stock during such period."

                  "MODIFIED MAKE-WHOLE AMOUNT" means, at any time, the Make-Whole Amount computed as if interest on each Note will accrue, at all times, at the Base Rate applicable to such Note, regardless of whether such Base Rate is the rate of interest currently in effect for such Note."

                  "NON-CASH CHARGES" means, for any period, the amount of non-cash charges during such period properly taken in accordance with GAAP; provided that, if any cash outlay is made during such period in respect of such non-cash charge, only the amount of such non-cash charge which exceeds the amount of the cash outlay may be added back to Consolidated Net Income for purposes of calculating EBITDA."

                  "PERMITTED CHARGES" means, for any period, on a trailing four fiscal quarter basis, expenses, write-offs or losses, which in each case have been (a) paid, incurred or realized on or before June 30, 2003, (b) disclosed to the Required Holders in such detail as the Required Holders deem acceptable, and (c) determined in accordance with GAAP, and which relate to:

                           (a) employee terminations, equipment sales, operating
                  lease termination expenses, and real estate lease terminations (including related clean-up and moving charges) which, in the aggregate do not exceed $29,000,000, provided that, cash payments in connection with the items under this clause (a), may not, in the aggregate, exceed $20,000,000,

                           (b) accounts receivable, notes receivable, retainage,
                  costs and earnings in excess of billing, and other amounts which (i) are either (A) set out in the consolidated balance sheet of the Company and its Subsidiaries for the fiscal quarter ended June 30, 2002 as net of allowances or (B) disclosed in writing to the Required Holders on August 12, 2002 or (ii) relate to the contractual obligations of Company or its Subsidiaries existing on June 30, 2002 as disclosed in writing to the Required Holders on August 12, 2002, and which have been charged off as doubtful for collection, provided that, such amounts may not, in the aggregate, exceed $62,000,000,


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                           (c) the proxy contest with Utilicorp, and which do
                  not, in the aggregate, exceed $13,000,000, and

                           (d) advisory, legal, and bank fees and expenses in
                  connection with the negotiation, execution and delivery of the Eighth Amendment to the Bank Credit Agreement and Amendment No. 1, and related third party due diligence conducted in connection therewith, and which do not, in the aggregate, exceed $3,500,000, and (ii) non-cash expenses related to prior financing transaction costs and expenses which have been capitalized and are required to be expensed in accordance with GAAP."

                  "RESTRICTED PAYMENT" means, in respect of any corporation, association or other business entity:

                           (a) dividends or other distributions or payments on
                  capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                           (b) the redemption or acquisition of such stock or
                  other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

                  "SERIES A-1 BASE RATE" means 8.46%.

                  "SERIES A-1 INTEREST RATE" means, with respect to any fiscal quarter of the Company, the Series A-1 Base Rate, plus the Applicable Margin with respect to the immediately preceding fiscal quarter.

                  "SERIES A-2 BASE RATE" means 8.55%.

                  "SERIES A-2 INTEREST RATE" means, with respect to any fiscal quarter of the Company, the Series A-2 Base Rate, plus the Applicable Margin with respect to the immediately preceding fiscal quarter.

                  "SERIES A-3 BASE RATE" means 8.61%.

                  "SERIES A-3 INTEREST RATE" means, with respect to any fiscal quarter of the Company, the Series A-3 Base Rate, plus the Applicable Margin with respect to the immediately preceding fiscal quarter.

                  "SERIES B-1 BASE RATE" means 8.01%.

                  "SERIES B-1 INTEREST RATE" means, with respect to any fiscal quarter of the Company, the Series B-1 Base Rate, plus the Applicable Margin with respect to the immediately preceding fiscal quarter.


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                  "SERIES B-2 BASE RATE" means 8.06%.

                  "SERIES B-2 INTEREST RATE" means, with respect to any fiscal quarter of the Company, the Series B-2 Base Rate, plus the Applicable Margin with respect to the immediately preceding fiscal quarter.

                  "SERIES B-3 BASE RATE" means 8.29%.

                  "SERIES B-3 INTEREST RATE" means, with respect to any fiscal quarter of the Company, the Series B-3 Base Rate, plus the Applicable Margin with respect to the immediately preceding fiscal quarter.

                  "UTILICORP" means Aquila, Inc., a Delaware corporation (f/k/a UtiliCorp United Inc.)."

         5.15 The Series A-1 Notes outstanding on the Effective Date of this Amendment, without any further action required on the part of any other Person, are deemed to be automatically amended to conform to, and to have the terms provided in, Exhibit A-1 attached hereto. Existing Series A-1 Notes may, but need not, be surrendered for replacement Notes in accordance with Section 13.2 of the Existing Note Purchase Agreement. Each Series A-1 Note issued on or after the Effective Date of this Amendment shall be in the form of Exhibit A-1 attached hereto.

         5.16 The Series A-2 Notes outstanding on the Effective Date of this Amendment, without any further action required on the part of any other Person, are deemed to be automatically amended to conform to and have the terms provided in Exhibit A-2 attached hereto. Existing Series A-2 Notes may, but need not, be surrendered for replacement Notes in accordance with Section 13.2 of the Existing Note Purchase Agreement. Each Series A-2 Note issued on or after the Effective Date of this Amendment shall be in the form of Exhibit A-2 attached hereto.

         5.17 The Series A-3 Notes outstanding on the Effective Date of this Amendment, without any further action required on the part of any other Person, are deemed to be automatically amended to conform to and have the terms provided in Exhibit A-3 attached hereto. Existing Series A-3 Notes may, but need not, be surrendered for replacement Notes in accordance with Section 13.2 of the Existing Note Purchase Agreement. Each Series A-3 Note issued on or after the Effective Date of this Amendment shall be in the form of Exhibit A-3 attached hereto.

         5.18 The Series B-1 Notes outstanding on the Effective Date of this Amendment, without any further action required on the part of any other Person, are deemed to be automatically amended to conform to and have the terms provided in Exhibit B-1 attached hereto. Existing Series B-1 Notes may, but need not, be surrendered for replacement Notes in accordance with Section 13.2 of the Existing Note Purchase Agreement. Each Series B-1 Note issued on or after the Effective Date of this Amendment shall be in the form of Exhibit B-1 attached hereto.

         5.19 The Series B-2 Notes outstanding on the Effective Date of this Amendment, without any further action required on the part of any other Person, are deemed to be automatically amended to conform to and have the terms provided in Exhibit B-2 attached hereto. Existing Series B-2 Notes may, but need not, be surrendered for replacement Notes in accordance with Section
13.2 of the Existing Note Purchase Agreement. Each Series B-2 Note issued on or after the Effective Date of this Amendment shall be in the form of Exhibit B-2 attached hereto.

         5.20 The Series B-3 Notes outstanding on the Effective Date of this Amendment, without any further action required on the part of any other Person, are deemed to be automatically amended to conform to and have the terms provided in Exhibit B-3 attached hereto. Existing Series B-3 Notes may, but need not, be surrendered for replacement Notes in accordance with Section 13.2 of the Existing Note Purchase Agreement. Each Series B-3 Note issued on or after the Effective Date of this Amendment shall be in the form of Exhibit B-3 attached hereto.

         5.21 Schedule 5.4 to the Existing Note Purchase Agreement is hereby replaced with Schedule 5.4 hereto.

         5.22 Schedule 5.15 to the Existing Note Purchase Agreement is hereby amended to read: "Debt reflected on the balance sheet of the Company as of June 30, 2002."

         5.23 For the purposes of calculating financial covenants in the Existing Note Purchase Agreement, as amended by Amendment No. 1, for the fiscal quarter ended June 30, 2002, the parties acknowledge and agree that the Company may calculate such financial covenants utilizing the terms contained in Amendment No. 1 and agree to permit retroactive application of such terms for this limited purpose.

SECTION 6. EFFECT OF AMENDMENT.

         Except as expressly provided in this Amendment, the Existing Note Purchase Agreement and the Notes shall remain in full force and effect, without modification or amendment. This Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes.

SECTION 7. SURVIVAL.

         All warranties, representations, certifications and covenants made by the Company in this Amendment or in any certificate or other instrument delivered by the Company or on its behalf under this Amendment shall be considered to have been relied upon by the Noteholders and shall survive the execution of this Amendment, regardless of any investigation made by or on behalf of any Noteholder. All statements in any such certificate or other instrument in connection with this Amendment shall constitute warranties and representations of the Company under this Amendment.

SECTION 8. DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.

         Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by the Company and the Required Holders (subject to Section 3 hereof) each as a party to this Amendment, and each set of counterparts which, collectively, show execution by each such party to this Amendment shall constitute one duplicate original.


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

SECTION 9. GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, NEW YORK LAW WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


      [REMAINDER OF PAGE INTENTIONALLY BLANK. NEXT PAGE IS SIGNATURE PAGE.]


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                        QUANTA SERVICES, INC.


                                        By: /s/ James H. Haddox
                                            ----------------------------------
                                               Name: James H. Haddox
                                               Title: Chief Financial Officer


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

ACCEPTED AND AGREED TO:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:      David L. Babson and Company
         Incorporated, as Investment Advisor


By:  /s/ Richard C. Morrison
     ---------------------------------
         Name: Richard C. Morrison
         Title: Managing Director


C.M. LIFE INSURANCE COMPANY

By:      David L. Babson and Company
         Incorporated, as Investment Advisor


By:  /s/ Richard C. Morrison
     ---------------------------------
         Name: Richard C. Morrison
         Title: Managing Director



UNITED OF OMAHA LIFE INSURANCE COMPANY


By:  /s/ Edwin H. Garrison Jr.
     ---------------------------------
         Name: Edwin H. Garrison Jr.
         Title: First Vice President


COMPANION LIFE INSURANCE COMPANY


By:  /s/ Edwin H. Garrison Jr.
     ---------------------------------
         Name: Edwin H. Garrison Jr.
         Title: Authorized Representative


NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:  New York Life Insurance Company


By:  /s/ A. Post Howland
     ---------------------------------
         Name: A. Post Howland
         Title: Vice President


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

MINNESOTA LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By:  /s/ Joseph Gogola
     ---------------------------------
         Name: Joseph Gogola
         Title: Vice President


AMERICAN FIDELITY ASSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By:  /s/ James F. Geiger
     ---------------------------------
         Name: James F. Geiger
         Title: Vice President


MTL INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By:  /s/ David R. Hackney
     ---------------------------------
         Name: David R. Hackney
         Title: Vice President


UNITY MUTUAL LIFE INSURANCE COMPANY - ANNUITY PORTFOLIO

By:  Advantus Capital Management, Inc.


By:  /s/ David Land
     ---------------------------------
         Name: David Land
         Title: Vice President



QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

PROTECTIVE LIFE INSURANCE COMPANY


By:  /s/ Stephen M. Liberatore
     -------------------------------------------
         Name: Stephen M. Liberatore
         Title: Vice President/Portfolio Manager

ALLSTATE LIFE INSURANCE COMPANY



By:  /s/ Bill Schmidt
     -------------------------------------------
         Name: Bill Schmidt
         Title: Authorized Signatory



By:  /s/ Ronald A. Mendel
     -------------------------------------------
         Name: Ronald A. Mendel
         Title: Authorized Signatory


AMERICAN HERITAGE LIFE INSURANCE COMPANY



By:  /s/ Bill Schmidt
     -------------------------------------------
         Name: Bill Schmidt
         Title: Authorized Signatory



By:  /s/ Ronald A. Mendel
     -------------------------------------------
         Name: Ronald A. Mendel
         Title: Authorized Signatory



QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

THE TRAVELERS INSURANCE COMPANY, FOR ITSELF
AND TWO OF ITS SEPARATE ACCOUNTS



By:  /s/ Robert M. Mills
     ---------------------------------
         Name: Robert M. Mills
         Title: Investment Officer


SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY



By:  /s/ Carol Robertson
     ---------------------------------
         Name: Carol Robertson, CPA
         Title: Portfolio Manager,
                Fixed Income


COLONIAL LIFE & ACCIDENT INSURANCE COMPANY

By:  Provident Investment Management, LLC, its Agent


By:  /s/ David Fussell
     ---------------------------------
         Name: David Fussell
         Title: Senior Vice President

UNUM LIFE INSURANCE COMPANY OF AMERICA

By:  Provident Investment Management, LLC, its Agent


By:  /s/ David Fussell
     ---------------------------------
         Name: David Fussell
         Title: Senior Vice President


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

THRIVENT FINANCIAL FOR LUTHERANS (FORMERLY AID ASSOCIATION FOR LUTHERANS AND SUCCESSOR BY MERGER TO LUTHERAN BROTHERHOOD)


By:  /s/ Glen Vanic
     ---------------------------------
         Name: Glen Vanic
         Title: Portfolio Manager



PHOENIX LIFE INSURANCE COMPANY



By:  /s/ John H. Beers
     ---------------------------------
         Name: John H. Beers
         Title: Vice President


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



By:  /s/ Tad Anderson
     ---------------------------------
         Name: Tad Anderson
         Title: Manager Investments


By:  /s/ Mark Corbett
     ---------------------------------
         Name: Mark Corbett
         Title: Senior Vice President



MODERN WOODMEN OF AMERICA



By:  /s/ Nick Coin
     ---------------------------------
         Name: Nick Coin
         Title: Treasurer & Investment
                Manager


QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

AMERICAN UNITED LIFE INSURANCE COMPANY



By:  /s/ Christopher D. Pahlke
     ---------------------------------
         Name: Christopher D. Pahlke
         Title: Vice President


PIONEER MUTUAL LIFE INSURANCE COMPANY

By Its Agent:  American United Life Insurance Company



By:  /s/ Christopher D. Pahlke
     ---------------------------------
         Name: Christopher D. Pahlke
         Title: Vice President Private Placements


THE STATE LIFE INSURANCE COMPANY

By Its Agent:  American United Life Insurance Company


By:  /s/ Christopher D. Pahlke
     ---------------------------------
         Name: Christopher D. Pahlke
         Title: Vice President Private Placements



THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA



By:  /s/ Ellen L. Whittaker
     ---------------------------------
         Name: Ellen L. Whittaker
         Title: Director


SECURITY FINANCIAL LIFE INSURANCE CO.



By:  /s/ Kevin W. Hammond
     ---------------------------------
         Name: Kevin W. Hammond
         Title: Vice President Chief
                Investment Officer



QUANTA SERVICES, INC.                 AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

                                     ANNEX 1


Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111

C.M. Life Insurance Company
1295 State Street
Springfield, MA 01111

United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175

Companion Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

American Fidelity Assurance Company
400 Robert Street North
St. Paul, MN 55101

MTL Insurance Company
400 Robert Street North
St. Paul, MN 55101

Unity Mutual Life Insurance Company - Annuity Portfolio
400 Robert Street North
St. Paul, MN 55101

Protective Life Insurance Company
P.O. Box 2606
Birmingham, AL 35202

Allstate Life Insurance Company
3075 Sanders Road, STE G3A
Northbrook, IL  60062-7127

American Heritage Life Insurance Company
3075 Sanders Road, STE G3A
Northbrook, IL  60062-7127

Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213

The Travelers Insurance Company
242 Trumbull Street
P.O. Box 150449
Hartford, CT 06115-0419

The Travelers Insurance Company, for two of it's Separate Accounts 242 Trumbull Street
P.O. Box 150449
Hartford, CT 06115-0419

New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010-1603

Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415-1624

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3rd Floor, Tower 2
Englewood, CO 80111

Modern Woodmen of America
1701 First Avenue
Rock Island, IL 61201

The Guardian Life Insurance Company of America
700 South Street
Pittsfield, MA 01201

Colonial Life & Accident Insurance Company
One Fountain Square
Chattanooga, TN 37402

Unum Life Insurance Company of America
One Fountain Square
Chattanooga, TN 37402

Phoenix Life Insurance Company
56 Prospect Street
Hartford, CT 06115-0480

American United Life Insurance Company
One American Square
Indianapolis, IN 46206

Pioneer Mutual Life Insurance Company
One American Square
Indianapolis, IN 46206

The State Life Insurance Company
One American Square
Indianapolis, IN 46206

Security Financial Life Insurance Co.
200 Centennial Mall North
Lincoln, NE 68508

                                                                     EXHIBIT A-1

                            [FORM OF TRANCHE 1 NOTE]

                              QUANTA SERVICES, INC.


         SERIES 2000-A SENIOR SECURED NOTE, TRANCHE 1, DUE MARCH 1, 2005


No. [_____]                                                               [Date]
$[________]                                                  PPN [_____________]


         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [__________________] DOLLARS on March 1, 2005 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at (i) the Series A-1 Base Rate for the period beginning on the date from which interest has most recently paid prior to [August 12, 2002] and ending on (but not including) August 12, 2002 and
(ii) the Series A-1 Interest Rate from [August 12, 2002], in each case, payable quarterly in arrears, on the first day of each January, April, July and October, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Series A-1 Interest Rate plus 2% or
(ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate, but in any event not in excess of the highest rate allowed by applicable law. If at June 30, 2004 or any time thereafter the consolidated debt ratio measured by
Section 10.2 of the Note Purchase Agreement referred to below has been 2.5 to
1.0 or less for four consecutive fiscal quarters, interest on this Note shall become payable semiannually on the first (1st) day of January and July of each year.

         Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Pursuant to the Guaranty Agreement dated as of March 1, 2000, certain subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreement.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                           QUANTA SERVICES, INC.

                                           By
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                                     EXHIBIT A-2

                            [FORM OF TRANCHE 2 NOTE]

                              QUANTA SERVICES, INC.


         SERIES 2000-A SENIOR SECURED NOTE, TRANCHE 2, DUE MARCH 1, 2007


No. [_____]                                                               [Date]
$[________]                                                  PPN [_____________]


         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [__________________] DOLLARS on March 1, 2007 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at (i) the Series A-2 Base Rate for the period beginning on the date from which interest has most recently paid prior to [August 12, 2002] and ending on (but not including) August 12, 2002 and
(ii) the Series A-2 Interest Rate from [August 12, 2002], in each case, payable quarterly, in arrears, on the first day of each January, April, July and October, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Series A-2 Interest Rate plus 2% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate, but in any event not in excess of the highest allowed by applicable law. If at June 30, 2004 or any time thereafter the consolidated debt ratio measured by Section 10.2 of the Note Purchase Agreement referred to below has been 2.5 to
1.0 or less for four consecutive fiscal quarters, interest on this Note shall become payable semiannually on the first (1st) day of January and July of each year.

         Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Pursuant to the Guaranty Agreement dated as of March 1, 2000, certain subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreement.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                           QUANTA SERVICES, INC.

                                           By
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                                     EXHIBIT A-3

                            [FORM OF TRANCHE 3 NOTE]

                              QUANTA SERVICES, INC.


         SERIES 2000-A SENIOR SECURED NOTE, TRANCHE 3, DUE MARCH 1, 2010


No. [_____]                                                               [Date]
$[________]                                                  PPN [_____________]


         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [__________________] DOLLARS on March 1, 2010 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at (i) the Series A-3 Base Rate for the period beginning on the date from which interest has most recently paid prior to [August 12, 2002] and ending on (but not including) August 12, 2002 and
(ii) the Series A-3 Interest Rate from [August 12, 2002], in each case, payable quarterly in arrears, on the first day of each January, April, July and October, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Series A-3 Interest Rate plus 2% or
(ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate, but in any event not in excess of the highest rate allowed by applicable law. If at June 30, 2004 or any time thereafter the consolidated debt ratio measured by
Section 10.2 of the Note Purchase Agreement referred to below has been 2.5 to
1.0 or less for four consecutive fiscal quarters, interest on this Note shall become payable semiannually on the first (1st) day of January and July of each year.

         Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Pursuant to the Guaranty Agreement dated as of March 1, 2000, certain subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreement.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                           QUANTA SERVICES, INC.

                                           By
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                                     EXHIBIT B-1

                    [FORM OF SERIES 2000-B, TRANCHE 1 NOTES]

                              QUANTA SERVICES, INC.


       SERIES 2000-B SENIOR SECURED NOTE, TRANCHE 1, DUE SEPTEMBER 1, 2005


No. [_____]                                                               [Date]
$[________]                                                  PPN [_____________]


         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [__________________] DOLLARS on September 1, 2005 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at (i) the Series B-1 Base Rate for the period beginning on the date from which interest has most recently paid prior to [August 12, 2002] and ending on (but not including) August 12, 2002 and (ii) the Series B-1 Interest Rate from [August 12, 2002], in each case, payable quarterly in arrears, on the first day of each January, April, July and October, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Series B-1 Interest Rate plus 2% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate, but in any event not in excess of the highest rate allowed by applicable law. If at June 30, 2004 or any time thereafter the consolidated debt ratio measured by Section 10.2 of the Note Purchase Agreement referred to below has been 2.5 to 1.0 or less for four consecutive fiscal quarters, interest on this Note shall become payable semiannually on the first (1st) day of January and July of each year.

         Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchases of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note

Purchase Agreement and (ii) to have made the representation set forth in Section
6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under
Section 406(a) of ERISA.

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice tot he contrary.

         This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                           QUANTA SERVICES, INC.

                                           By
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                                     EXHIBIT B-2

                    [FORM OF SERIES 2000-B, TRANCHE 2 NOTES]

                              QUANTA SERVICES, INC.


       SERIES 2000-B SENIOR SECURED NOTE, TRANCHE 2, DUE SEPTEMBER 1, 2006


No. [_____]                                                               [Date]
$[________]                                                  PPN [_____________]


         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [__________________] DOLLARS on September 1, 2006 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at (i) the Series B-2 Base Rate for the period beginning on the date from which interest has most recently paid prior to [August 12, 2002] and ending on (but not including) August 12, 2002 and (ii) the Series B-2 Interest Rate from [August 12, 2002], in each case, payable quarterly in arrears, on the first day of each January, April, July and October, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Series B-2 Interest Rate plus 2% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate, but in any event not in excess of the highest rate allowed by applicable law. If at June 30, 2004 or any time thereafter the consolidated debt ratio measured by Section 10.2 of the Note Purchase Agreement referred to below has been 2.5 to 1.0 or less for four consecutive fiscal quarters, interest on this Note shall become payable semiannually on the first (1st) day of January and July of each year.

         Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchases of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                           QUANTA SERVICES, INC.

                                           By
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                                     EXHIBIT B-3

                    [FORM OF SERIES 2000-B, TRANCHE 3 NOTES]

                              QUANTA SERVICES, INC.


       SERIES 2000-B SENIOR SECURED NOTE, TRANCHE 3, DUE SEPTEMBER 1, 2010


No. [_____]                                                               [Date]
$[________]                                                  PPN [_____________]


         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [__________________] DOLLARS on September 1, 2010 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at (i) the Series B-3 Base Rate for the period beginning on the date from which interest has most recently paid prior to [August 12, 2002] and ending on (but not including) August 12, 2002 and (ii) the Series B-3 Interest Rate from [August 12, 2002], in each case, payable quarterly in arrears, on the first day of each January, April, July and October, and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Series B-3 Interest Rate plus 2% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate, but in any event not in excess of the highest rate allowed by applicable law. If at June 30, 2004 or any time thereafter the consolidated debt ratio measured by Section 10.2 of the Note Purchase Agreement referred to below has been 2.5 to 1.0 or less for four consecutive fiscal quarters, interest on this Note shall become payable semiannually on the first (1st) day of January and July of each year.

         Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchases of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                           QUANTA SERVICES, INC.

                                           By
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                  SCHEDULE 5.4

SUBSIDIARY                                           STATE OF INCORPORATION              STOCKHOLDER
----------                                           ----------------------              -----------
Advanced Technologies and Installation Corporation   Washington                          Quanta Services, Inc.
Airlan Telecom Services, L.P.                        Texas
Allteck Line Contractors (USA), Inc.                 Washington                          Quanta Services, Inc.
Allteck Line Contractors, Inc.                       British Columbia
Arby Construction, Inc.                              Delaware                            Quanta Services, Inc.
Austin Trencher, Inc.                                Delaware                            Quanta Services, Inc.
Bradford Brothers, Inc.                              North Carolina                      Quanta Services, Inc.
Brown Engineering, LLC                               Delaware                            Spalj Construction Company
CCLC, Inc.                                           Delaware                            Conti Communications, Inc.
Coast to Coast, LLC                                  California                          Environmental Professional
                                                                                         Associates, Limited
Communication Manpower, Inc.                         Florida                             Trawick Construction Company, Inc.
Computapole, Inc.                                    Delaware                            Quanta Services, Inc.
Conti Communications, Inc.                           Delaware                            Quanta Services, Inc.
Croce Electric Company, Inc.                         Delaware                            Quanta Services, Inc.
Crown Fiber Communications, Inc.                     Virginia                            Quanta Services, Inc.
Digco Utility Construction, L.P.                     Delaware                            Mejia Personnel Services, Inc.
                                                                                         QDE LLC
Dillard Smith Construction Company                   Delaware                            Quanta Services, Inc.
Dot 05, LLC                                          Delaware                            Spalj Construction Company
Driftwood Electrical Contractors, Inc.               Delaware                            Quanta Services, Inc.
Environmental Professional Associates, Limited       California                          Quanta Services, Inc.
Five Points Construction Co.                         Texas                               Underground Construction Co., Inc.
GEM Engineering Co., Inc.                            Delaware                            Quanta Services, Inc.
Golden State Utility Co.                             Delaware                            Quanta Services, Inc.
H.L. Chapman Pipeline Construction, Inc.             Delaware                            Quanta Services, Inc.
Haines Construction Company                          Delaware                            Quanta Services, Inc.
Intermountain Electric, Inc.                         Colorado                            Quanta Services, Inc.
Irby Construction Company                            Mississippi                         Quanta Services, Inc.
Lake Norman Pipeline, LLC                            North Carolina                      Bradford Brother, Incorporated
Lindsey Electric, L.P.                               Delaware                            Mejia Personnel Services, Inc.
                                                                                         North Houston Pole Line, L.P.
Lineco Leasing, LLC                                  Washington                          Mustang Line Contractors, Inc.
Line Equipment Sales Co., Inc.                       South Carolina                      Sumter Utilities, Inc.
Logical Link, Inc.                                   Delaware                            Quanta Services, Inc.
Manuel Bros., Inc.                                   Delaware                            Quanta Services, Inc.
Mears Engineering, LLC                               Michigan                            Mears Group, Inc.
Mears Group, Inc.                                    Delaware                            Quanta Services, Inc.
Mears Services, LLC                                  Michigan                            Mears Group, Inc.
Mears/CPG, LLC                                       Michigan                            Mears Group, Inc.
Mears/HDD, LLC                                       Michigan                            Mears Group, Inc.
Mearsmex S. de R.L. de C.V.                          Mexico                              Mears Group, Inc.
                                                                                         Mears/HDD, LLC
Mejia Personnel Services, Inc.                       Texas                               Quanta Services, Inc.
Metro Underground Services, Inc.                     Illinois                            Quanta Services, Inc.
Mustang Line Contractors, Inc.                       Washington                          Quanta Services, Inc.
Network Communication Services, Inc.                 Delaware                            Quanta Services, Inc.

SUBSIDIARY                                           STATE OF INCORPORATION              STOCKHOLDER
----------                                           ----------------------              -----------
Network Electric Company                             Delaware                            Quanta Services, Inc.
North Houston Pole Line, L.P.                        Texas                               Mejia Personnel Services, Inc.
                                                                                         QDE LLC
North Pacific Construction Co., Inc.                 Delaware                            Quanta Services, Inc.
North Sky Communications, Inc.                       Delaware                            Quanta Services, Inc.
Northern Line Layers, Inc.                           Delaware                            Quanta Services, Inc.
Okay Construction Company, LLC                       Delaware                            Spalj Construction Company
P.D.G. Electric Company                              Florida                             Quanta Services, Inc.
Pac West Construction, Inc.                          Delaware                            Quanta Services, Inc.
PAR Electrical Contractors, Inc.                     Missouri                            Quanta Services, Inc.
Parkside Site & Utility Company Corporation          Delaware                            Quanta Services, Inc.
Parkside Utility Construction Corp.                  Delaware                            Quanta Services, Inc.
Potelco, Inc.                                        Washington                          Quanta Services, Inc.
Professional Teleconcepts, Inc.                      Illinois                            Quanta Services, Inc.
Professional Teleconcepts, Inc.                      New York                            Quanta Services, Inc.
PWR Financial Company                                Delaware                            Quanta Services, Inc.
PWR Network, LLC                                     Delaware                            PWR Financial Company
Q Resources, LLC                                     Delaware                            Quanta Holdings, Inc.
QDE LLC                                              Delaware                            PWR Financial Company
QPC, Inc.                                            Delaware                            Quanta Services, Inc.
QSI, Inc.                                            Delaware                            Quanta Holdings, Inc.
Quanta Asset Management LLC                          Delaware                            QSI, Inc.
Quanta Associates, L.P.                              Delaware                            Quanta Asset Management LLC
                                                                                         QSI, Inc.
Quanta Delaware, Inc.                                Delaware                            Quanta Holdings, Inc.
Quanta Holdings, Inc.                                Delaware                            Quanta Services, Inc.
Quanta LI Acquisition, Inc.                          Delaware                            Quanta Services, Inc.
Quanta LIV Acquisition, Inc.                         Delaware                            Quanta Services, Inc.
Quanta LIX Acquisition, Inc.                         Delaware                            Quanta Services, Inc.
Quanta LVII Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta LVIII Acquisition, Inc.                       Delaware                            Quanta Services, Inc.
Quanta LX Acquisition, Inc.                          Delaware                            Quanta Services, Inc.
Quanta LXI Acquisition, Inc.                         Delaware                            Quanta Services, Inc.
Quanta LXII Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta LXIII Acquisition, Inc.                       Delaware                            Quanta Services, Inc.
Quanta LXIV Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta LXIX Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta LXV Acquisition, Inc.                         Delaware                            Quanta Services, Inc.
Quanta LXVI Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta LXVII Acquisition, Inc.                       Delaware                            Quanta Services, Inc.
Quanta LXVIII Acquisition, Inc.                      Delaware                            Quanta Services, Inc.
Quanta LXX Acquisition, Inc.                         Delaware                            Quanta Services, Inc.
Quanta LXXI Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta LXXII Acquisition, Inc.                       Delaware                            Quanta Services, Inc.
Quanta LXXIII Acquisition, Inc.                      Delaware                            Quanta Services, Inc.
Quanta XXXI Acquisition, Inc.                        Delaware                            Quanta Services, Inc.
Quanta Receivables, L.P.                             Delaware                            QDE LLC
                                                                                         PWR Network, LLC
Quanta Services of Canada Ltd.                       British Columbia                    Quanta Services, Inc.
Quanta Services Management Partnership, L.P.         Texas                               Quanta Delaware, Inc.
                                                                                         QSI, Inc.
Quanta Utility Installation Company, Inc.            Delaware                            Quanta Services, Inc.

SUBSIDIARY                                           STATE OF INCORPORATION              STOCKHOLDER
----------                                           ----------------------              -----------
R.A. Waffensmith & Co., Inc.                         Delaware                            Quanta Services, Inc.
Ranger Field Services, Inc.                          Delaware                            Quanta Services, Inc.
S.K.S. Pipeliners, LLC                               Delaware                            Arby Construction, Inc.
Southeast Pipeline Construction, Inc.                Delaware                            Quanta Services, Inc.
Southwestern Communications, Inc.                    Delaware                            Quanta Services, Inc.
Southwest Trenching Company, Inc.                    Texas                               Quanta Services, Inc.
Spalj Construction Company                           Delaware                            Quanta Services, Inc.
Specialty Drilling Technology, Inc.                  Delaware                            Quanta Services, Inc.
Sumter Utilities, Inc.                               Delaware                            Quanta Services, Inc.
The Ryan Company, Inc.                               Massachusetts                       Quanta Services, Inc.
Tjader, L.L.C.                                       Delaware                            Spalj Construction Company
TNS-VA, LLC                                          Delaware                            Professional Teleconcepts, Inc.
Tom Allen Construction Company                       Delaware                            Quanta Services, Inc.
Trans Tech Acquisition, Inc.                         Texas                               Quanta Services, Inc.
Trans Tech Electric, L.P.                            Texas                               TTLP, Inc.
                                                                                         TTGP, Inc.
Trawick Construction Company, Inc.                   Florida                             Quanta Services, Inc.
TTGP, Inc.                                           Delaware                            Quanta Services, Inc.
TTLP, Inc.                                           Delaware                            Quanta Services, Inc.
TTM, Inc.                                            North Carolina                      Quanta Services, Inc.
TXLP, Inc.                                           Delaware                            Quanta Services, Inc.
Underground Construction Co., Inc.                   Delaware                            Quanta Services, Inc.
Utilco, Inc.                                         Georgia                             Quanta Services, Inc.
VCI Telcom, Inc.                                     Delaware                            Quanta Services, Inc.
W. C. Communications, Inc.                           Delaware                            Quanta Services, Inc.
W.H.O.M. Corporation                                 California                          Quanta Services, Inc.

         The Company's directors are James R. Ball, John R. Colson, Terrence P. Dunn, Vincent D. Foster, Louis C. Golm, Robert K. Green, Keith G. Stamm, Gary A. Tucci, and John R. Wilson.

         The Company's executive officers are John R. Colson, Peter Dameris, Dana A. Gordon, Nick Grindstaff, Frederick M. Haag, James H. Haddox, Derrick A. Jensen, James F. O'Neil, III, Elliott C. Robbins, Gary W. Smith, Luke T. Spalj and John R. Wilson.

                                                                    ATTACHMENT A


                              QUANTA SERVICES, INC.

                              OFFICERS' CERTIFICATE


         We, [__________] and [_________], hereby certify that we are the duly elected, qualified and acting [President/Vice President] and [Secretary/Assistant Secretary] of QUANTA SERVICES, INC., a Delaware corporation (the "COMPANY"), and that, as such, we have access to its records and are familiar with the matters herein certified, and we are authorized to execute and deliver this certificate in the name and on behalf of the Company, and further certify as follows.

         1. This certificate is being delivered pursuant to Section 3(g) of Amendment No. 1 to Note Purchase Agreement (the "AMENDMENT"), dated as of August 12, 2002, entered into by the Company and each of the purchasers listed on the signature pages thereto (together with any affiliates thereof, the "NOTEHOLDERS"). The terms used in this certificate and not defined herein have the respective meanings specified in the Amendment.

         2. Attached hereto as Attachment A is a true and correct copy of resolutions adopted by the Board of Directors of the Company, and such resolutions set forth in Attachment A hereto were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

         3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto:

                  (i)      Amendment No. 1 to Note Purchase Agreement.

         4. Attached hereto as Attachment B is a true, correct and complete copy of the Articles of Incorporation and By-laws of the Company as in full force and effect on and as of the date hereof without modification or amendment in any respect.

         5. Each of the officers of the Company listed on Attachment C has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below opposite his or her name and the signature appearing opposite the name of each such person on Attachment C is his or her genuine signature.

         6. Attached hereto as Attachment D is a good standing certificate in respect of the Company from the State of Delaware.


IN WITNESS THEREOF, We have hereunto set our hands on August 12 2002.


                                              QUANTA SERVICES, INC.



                                              By:
                                                  ------------------------------
                                              Name:
                                              Title:

                                              By:
                                                  ------------------------------
                                              Name:
                                              Title:

                                  ATTACHMENT A

                               BOARD OF DIRECTORS
                              QUANTA SERVICES, INC.
                               RESOLUTIONS ADOPTED

                                  ATTACHMENT B

               ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY

                                  ATTACHMENT C

               SPECIMEN SIGNATURES OF OFFICERS EXECUTING DOCUMENTS



NAME                   TITLE(s)                           SIGNATURE
----                   --------                           ---------

----------             ----------                 ------------------------


----------             ----------
                                                  ------------------------


----------             ----------
                                                  ------------------------

                                  ATTACHMENT D

                    GOOD STANDING CERTIFICATE OF THE COMPANY

                                                                    ATTACHMENT B

                              CONSENT OF GUARANTORS

         The undersigned Guarantors, as party to the Guaranty Agreement dated as of March 1, 2000, hereby consent to the foregoing Amendment dated as of even date herewith, to which this consent is attached, and confirm that the Guaranty Agreement remains in full force and effect after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Guaranty Agreement.

Dated as of August 12, 2002


                                  GUARANTORS:

                                  ADVANCED TECHNOLOGIES AND INSTALLATION
                                     CORPORATION
                                  ALLTECK LINE CONTRACTORS (USA), INC.
                                  ARBY CONSTRUCTION, INC.
                                  AUSTIN TRENCHER, INC.
                                  BRADFORD BROTHERS, INC.
                                  CCLC, INC.
                                  COMMUNICATION MANPOWER, INC.
                                  COMPUTAPOLE, INC.
                                  CONTI COMMUNICATIONS, INC.
                                  CROCE ELECTRIC COMPANY, INC.
                                  CROWN FIBER COMMUNICATIONS, INC.
                                  DILLARD SMITH CONSTRUCTION COMPANY
                                  DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                                  ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED FIVE POINTS CONSTRUCTION CO.
                                  GEM ENGINEERING CO., INC.
                                  GOLDEN STATE UTILITY CO.
                                  H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                                  HAINES CONSTRUCTION COMPANY
                                  INTERMOUNTAIN ELECTRIC, INC.
                                  IRBY CONSTRUCTION COMPANY
                                  LINE EQUIPMENT SALES CO., INC.
                                  LOGICAL LINK, INC.
                                  MANUEL BROS., INC.
                                  MEARS GROUP, INC.
                                  MEJIA PERSONNEL SERVICES, INC.
                                  METRO UNDERGROUND SERVICES, INC.
                                  MUSTANG LINE CONTRACTORS, INC.
                                  NETWORK COMMUNICATION SERVICES, INC.
                                  NETWORK ELECTRIC COMPANY
                                  NORTH PACIFIC CONSTRUCTION CO., INC.
                                  NORTH SKY COMMUNICATIONS, INC.
                                  NORTHERN LINE LAYERS, INC.

                                  PAC WEST CONSTRUCTION, INC.
                                  PAR ELECTRICAL CONTRACTORS, INC.
                                  PARKSIDE SITE & UTILITY COMPANY CORPORATION
                                  PARKSIDE UTILITY CONSTRUCTION CORP.
                                  P.D.G. ELECTRIC COMPANY
                                  POTELCO, INC.
                                  PROFESSIONAL TELECONCEPTS, INC. (IL)
                                  PROFESSIONAL TELECONCEPTS, INC. (NY)
                                  PWR FINANCIAL COMPANY
                                  QPC, INC.
                                  QSI, INC.
                                  QUANTA HOLDINGS, INC.
                                  QUANTA XXXI ACQUISITION, INC.
                                  QUANTA LI ACQUISITION, INC.
                                  QUANTA LIV ACQUISITION, INC.
                                  QUANTA LVII ACQUISITION, INC.
                                  QUANTA LVIII ACQUISITION, INC.
                                  QUANTA LIX ACQUISITION, INC.
                                  QUANTA LX ACQUISITION, INC.
                                  QUANTA LXI ACQUISITION, INC.
                                  QUANTA LXII ACQUISITION, INC.
                                  QUANTA LXIII ACQUISITION, INC.
                                  QUANTA LXIV ACQUISITION, INC.
                                  QUANTA LXV ACQUISITION, INC.
                                  QUANTA LXVI ACQUISITION, INC.
                                  QUANTA LXVII ACQUISITION, INC.
                                  QUANTA LXVIII ACQUISITION, INC.
                                  QUANTA LXIX ACQUISITION, INC.
                                  QUANTA LXX ACQUISITION, INC.
                                  QUANTA LXXI ACQUISITION, INC.
                                  QUANTA LXXII ACQUISITION, INC.
                                  QUANTA LXXIII ACQUISITION, INC.
                                  QUANTA UTILITY INSTALLATION CO., INC.
                                  R.A. WAFFENSMITH & CO., INC.
                                  RANGER FIELD SERVICES, INC.
                                  SOUTHEAST PIPELINE CONSTRUCTION, INC.
                                  SOUTHWEST TRENCHING COMPANY, INC.
                                  SOUTHWESTERN COMMUNICATIONS, INC.
                                  SPALJ CONSTRUCTION COMPANY
                                  SPECIALTY DRILLING TECHNOLOGY, INC.
                                  SUMTER UTILITIES, INC.
                                  THE RYAN COMPANY, INC.
                                  TOM ALLEN CONSTRUCTION COMPANY
                                  TRANS TECH ACQUISITION, INC.
                                  TRAWICK CONSTRUCTION COMPANY, INC.
                                  TTGP, INC.
                                  TTLP. INC.
                                  TTM, INC.
                                  TXLP, INC.
                                  UNDERGROUND CONSTRUCTION CO., INC.

                                  UTILCO, INC.
                                  VCI TELECOM, INC.
                                  W.C. COMMUNICATIONS, INC.
                                  W.H.O.M. CORPORATION


                                  By:
                                       -----------------------------------------
                                       Name:  Dana Gordon
                                       Title: President or Vice-President of
                                                each Guarantor


                                       QDE LLC
                                       QUANTA DELAWARE, INC.
                                       QUANTA ASSET MANAGEMENT LLC


                                       By:
                                            ------------------------------------
                                            Name:  Linda Bubacz
                                            Title: President

                                       BROWN ENGINEERING, LLC

                                       By:  Ranger Field Services, Inc., Its
                                              Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       COAST TO COAST, LLC

                                       By:  Environmental Professional
                                              Associates, Limited, Its Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       DOT  05, LLC
                                       TJADER, L.L.C.
                                       OKAY CONSTRUCTION COMPANY, LLC

                                       By:  Spalj Construction Company, Its
                                              Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       LAKE NORMAN PIPELINE, LLC

                                       By:  Bradford Brothers, Inc., Its Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       MEARS/CPG, LLC
                                       MEARS ENGINEERING, LLC
                                       MEARS/HDD, LLC
                                       MEARS SERVICES, LLC

                                       By:  Mears Group, Inc., The Sole Member
                                       of each of the foregoing limited
                                       liability companies


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       S.K.S. PIPELINERS, LLC

                                       By:  Arby Construction, Inc., Its Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       TNS-VA, LLC

                                       By:  Professional Teleconcepts, Inc.
                                              (NY), Its Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       LINECO LEASING, LLC


                                       By:  Mustang Line Contractors, Inc., Its
                                              Sole Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       AIRLAN TELECOM SERVICES, L.P.
                                       NORTH HOUSTON POLE LINE, L.P.
                                       LINDSEY ELECTRIC, L.P.
                                       DIGCO UTILITY CONSTRUCTION, L.P.

                                       By:  Mejia Personnel Services, Inc., Its
                                              General Partner


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       QUANTA SERVICES MANAGEMENT PARTNERSHIP,
                                       L.P. QUANTA ASSOCIATES, L.P.

                                       By:  QSI, Inc., Its General Partner


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       TRANS TECH ELECTRIC, L.P.

                                       By:  TTGP, Inc., Its General Partner


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       PWR NETWORK, LLC

                                       By:  PWR Financial Company, Its Sole
                                              Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       Q RESOURCES, LLC

                                       By:  Quanta Holdings, Inc., Its Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President

                                       QUANTA RECEIVABLES, L.P.

                                       By:  PWR Network, LLC, Its General
                                              Partner

                                            By:  PWR Financial Company, Its Sole
                                                   Member


                                       By:
                                            ------------------------------------
                                            Name:  Dana Gordon
                                            Title: Vice President